Acquisitions	12 Months Ended
Apr. 30, 2016
Business Combinations [Abstract]
Acquisitions

NOTE 2	ACQUISITIONS
On March 23, 2015, we completed the acquisition of Big Heart, a leading producer, distributor, and marketer of premium-quality, branded pet food and pet snacks in the U.S., through the acquisition of Blue Acquisition Group, Inc. (“BAG”), Big Heart’s parent company. As a result of the acquisition, the assets and liabilities of BAG are now held by the Company.
The total consideration paid in connection with the acquisition was $5.9 billion, as set forth below, which included the issuance of
17.9 million of our common shares to BAG’s former shareholders, valued at $2.0 billion based on the average stock price of our common shares on March 23, 2015. After the closing of the transaction, we had approximately 120.0 million common shares outstanding. We assumed $2.6 billion in debt, including Big Heart’s senior secured term loan and senior notes, and we paid an additional $1.2 billion in cash, net of a working capital adjustment. As part of the transaction, new debt of $5.5 billion was borrowed, as discussed in Note 8: Debt and Financing Arrangements.

Shares issued	$2,035.5
Assumed debt from Big Heart	2,630.2
Cash consideration, net of cash acquired	1,232.1
Total purchase price	$5,897.8

The final Big Heart purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. We determined the estimated fair values based on independent appraisals, discounted cash flow analyses, quoted market prices, and estimates made by management. The purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired and, as such, the excess was allocated to goodwill.
In September 2015, the FASB issued ASU 2015-16, Business Combinations (Topic 805) Simplifying the Accounting for Measurement-Period Adjustments. ASU 2015-16 requires that adjustments identified during the measurement period be made to provisional amounts recognized in a business combination in the reporting period in which the acquirer determines the adjustments, including the effect on earnings of any amounts they would have recorded in previous periods if the accounting had been completed at the acquisition date.
ASU 2015-16 is effective for us on May 1, 2016, but we elected early adoption in the second quarter of 2016, as permitted. Based on early adoption of this ASU, effective with the reporting period beginning August 1, 2015, we no longer revise prior period results for adjustments to provisional amounts. Prior to our adoption of ASU 2015-16, changes to the preliminary fair values were retrospectively applied to the Consolidated Balance Sheet as of April 30, 2015, which included a net adjustment to goodwill of $1.8, as a result of a favorable working capital adjustment and other fair value adjustments. After our adoption of ASU 2015-16, changes to these preliminary fair values during 2016 resulted in a net adjustment to goodwill of $131.7, which is attributable to the finalization of the acquisition date fair value of goodwill and intangibles, certain liabilities, and the related impact on deferred taxes.
The following table summarizes the fair values of the assets acquired and liabilities assumed at the acquisition date.

Assets acquired:
Trade receivables	$142.0
Inventories	254.5
Other current assets	191.3
Property, plant, and equipment	324.0
Other intangible assets – net	3,831.8
Goodwill	3,004.7
Other noncurrent assets	28.0
Total assets acquired	$7,776.3
Liabilities assumed:
Current liabilities	$446.8
Deferred income taxes	1,349.6
Other noncurrent liabilities	82.1
Total liabilities assumed	$1,878.5
Net assets acquired	$5,897.8

As a result of the acquisition, we recognized a total of $3.0 billion of goodwill, representing the value we expect to achieve through the implementation of operational synergies and growth opportunities across our segments. Goodwill was allocated across all reportable segments based on the synergies anticipated to be achieved by each individual reporting unit as a result of the acquisition. Of the total goodwill, $70.4 was deductible for tax purposes. For additional information related to goodwill, refer to Note 7: Goodwill and Other Intangibles.
The purchase price was allocated to the identifiable intangible assets acquired as follows:

Intangible assets with finite lives:
Customer relationships (25-year useful life)	$2,111.8
Trademarks (15-year useful life)	257.0
Intangible assets with indefinite lives:
Trademarks	1,463.0
Total intangible assets	$3,831.8

Big Heart’s results of operations are included in our consolidated financial statements from the date of the transaction. Had the transaction occurred at the beginning of the full comparable prior year period, the unaudited pro forma consolidated results would have been as follows:

Year Ended April 30, 2015
Net sales	$7,732.5
Net income	541.8
Net income per common share – assuming dilution	4.53

The unaudited pro forma consolidated results are based on our historical financial statements and those of Big Heart, and do not necessarily indicate the results of operations that would have resulted had the acquisition been completed at the beginning of the full comparable prior year period. The most significant pro forma adjustments relate to amortization of intangible assets, higher interest expense associated with the new debt borrowed, and the impact of additional common shares issued as a result of the acquisition. The unaudited pro forma consolidated results do not give effect to the synergies of the acquisition and are not indicative of the results of operations in future periods.

In addition to the Big Heart acquisition, on September 2, 2014, we completed the acquisition of Sahale Snacks, Inc. (“Sahale”), a privately-held manufacturer and marketer of premium, branded nut and fruit snacks for $80.5 in cash, net of a working capital adjustment. As a result, Sahale became a wholly-owned subsidiary of the Company. The final Sahale purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. The purchase price allocation included total intangible assets of $30.4. The purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired and, as a result, the excess was allocated to goodwill. Valuations resulted in Sahale goodwill of $47.0, and the entire amount was assigned to the U.S. Retail Consumer Foods segment. The results of operations of Sahale are included in the consolidated financial statements from the date of the transaction and did not have a material impact on the years ended April 30, 2016 and 2015.